Exhibit 99.2
                                                                  EXECUTION COPY


                 THIRD AMENDMENT TO THE ARROW ELECTRONICS, INC.
                AMENDED AND RESTATED THREE YEAR CREDIT AGREEMENT

     THIRD AMENDMENT, dated as of February 6, 2003 (the "Amendment") to the Amended and Restated Three Year Credit Agreement, dated as of February 22, 2001 (as may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among ARROW ELECTRONICS, INC., a New York corporation (the "Company"), the Subsidiary Borrowers (as defined therein), the several banks and other financial institutions from time to time parties thereto (the "Banks"), BANK OF AMERICA, N.A., as Syndication Agent (the "Syndication Agent"), FLEET NATIONAL BANK, as Documentation Agent (the "Documentation Agent"), and JPMORGAN CHASE BANK, as Administrative Agent (the "Administrative Agent").


                              W I T N E S S E T H :
                               - - - - - - - - - -

     WHEREAS, the Company, the Subsidiary Borrowers, the Banks, the Syndication Agent, the Documentation Agent and the Administrative Agent are parties to the Credit Agreement; and

     WHEREAS, the Company and each of the Subsidiary Borrowers have requested that the Banks consent to the amendments contained herein in the manner hereinafter provided, and the Banks are willing to do so;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement shall have such meanings when used herein.

     2. Reduction of Commitments. The Commitments are hereby reduced ratably such that the aggregate amount of the Commitments shall be equal to $450,000,000.

     3. Amendment to Subsection 11.1(c). Subsection 11.1(c) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting, in lieu thereof, the following:

          "(c) Interest Coverage. Permit the ratio of Adjusted Consolidated EBITDA to Consolidated Cash Interest Expense for any period of four consecutive fiscal quarters of the Company ending (i) on or prior to September 30, 2001, to be less than 3.0 to 1.0, (ii) after September 30, 2001 and on or prior to December 31, 2001, to be less than 2.15 to 1.0,
     (iii) after December 31, 2001 and on or prior to June 30, 2002, to be less than 1.75 to 1.0, (iv) after June 30, 2002 and on or prior to September 30, 2002, to be less than 2.0 to 1.0, (v) after September 30, 2002 and on or prior to March 31, 2003, to be less than 2.10 to 1.0, (vi) after March 31, 2003 and on or prior to June 30, 2003, to be less than 2.20 to 1.0, (vii) after June 30, 2003 and on or prior to September 30, 2003, to be less than
     2.45 to 1.0, (viii) after September 30, 2003 and on or prior to December 31, 2003, to be less than 2.75 to 1.0 and (ix) after December 31, 2003, to be less than 3.0 to 1.0."

     4. Conditions to Effectiveness. This Amendment shall become effective on the date on which the Administrative Agent shall have received (a) an executed counterpart of this Amendment signed by the Company, each Subsidiary Borrower and the Required Banks and consented to by the Subsidiary Guarantors and (b) an amendment fee, for the account of the Banks that have delivered an executed counterpart to the Administrative Agent no later than 12:00 noon, New York City time, on February 10, 2003, in an amount equal to 0.125% of the aggregate amount of the Commitments (as reduced hereby) of such Banks.

     5. Representations and Warranties. Each of the Company and each Subsidiary Borrower (in so far as the representations and warranties by such Subsidiary Borrower relate to it) hereby confirms that all of the representations and warranties made by the Loan Parties contained in the Credit Documents after giving effect to the Amendments herein are true and correct in all material respects on and as of the date hereof (other than the representation and warranty contained in subsection 8.2 of the Credit Agreement and other than representations that are made as of a specific date) after giving effect to this Amendment.

     6. No Default. The Company hereby confirms that no Default or Event of Default shall have occurred and be continuing on the date hereof or after giving effect to this Amendment.

     7. Counterparts. This Amendment may be executed by one or more of the parties hereof on any number of separate counterparts and all such counterparts shall be deemed to be one and the same instrument.

     8. Payment Of Expenses. The Company agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered by their respective duly authorized officer as of the day and year first above written.


                       ARROW ELECTRONICS, INC.

                       By:____________________________
       Name
                          Title:


                       GATES/ARROW DISTRIBUTING, INC.

                       By:____________________________
       Name
                          Title:


                       MID RANGE OPEN COMPUTING ALLIANCE, INC.

                       By:____________________________
       Name
                          Title:


                       ARROW DENMARK ApS (successor by merger of Arrow Denmark A/S and Microtronica Denmark AS)

                       By:____________________________
       Name
                          Title:


                       ARROW FINLAND OY (successor by merger of Arrow Finland OY and Microtronica OY)

                       By:____________________________
       Name
                          Title:

                       ARROW COMPONENTS SWEDEN AB

                       By:____________________________
       Name
                          Title:


                       ARROW EUROPE GMBH

                       By:____________________________
       Name
                          Title:


                       SPOERLE ELECTRONIC GMBH

                       By:____________________________
       Name
                          Title:


                       ARROW ELECTRONICS (UK) LTD.

                       By:____________________________
       Name
                          Title:


                       ARROW NORWAY A/S (successor by merger of Arrow Norway A/S and Microtronica Norway A/S)

                       By:____________________________
       Name
                          Title:


                       ARROW ELECTRONIQUE S.A.

                       By:____________________________
       Name
                          Title:

                       ARROW COMPUTER PRODUCTS SNC

                       By:____________________________
       Name
                          Title:


                       ARROW NORDIC COMPONENTS AB

                       By:____________________________
       Name
                          Title:


                       MICROTRONICA LTD. (f/k/a Microtronica UK)

                       By:____________________________
       Name
                          Title:


                       MICROTRONICA SWEDEN AB

                       By:____________________________
       Name
                          Title:

                       TEKELEC EUROPE S.A.

                       By:____________________________
       Name
                          Title:


                       B.V. ARROW
ELECTR

                       By:____________________________
       Name
                          Title:


                       ARROW/TEXNY (H.K.) LIMITED

                       By:____________________________
       Name
                          Title:


                       ARROW ASIA PAC LTD.

                       By:____________________________
       Name
                          Title:

                       JPMORGAN CHASE BANK, as Administrative Agent and as a Bank

                       By:____________________________
       Name
      Title:


                       BANK OF AMERICA, N.A., as Syndication Agent and as a Bank

                       By:
                          -------------------------------------------------
       Name:
      Title:


                       FLEET NATIONAL BANK, as Documentation Agent and as a Bank

                       By:
                          -------------------------------------------------
       Name:
      Title:


                       THE BANK OF NOVA SCOTIA, as a Bank

                       By:
                          -------------------------------------------------
       Name:
      Title:


                       BNP PARIBAS, as a Bank


                       By:
                          -------------------------------------------------
       Name:
      Title:

                       By:
                          -------------------------------------------------
       Name:
      Title:

                       DEN DANSKE BANK AKTIESELSKAB, as a Bank

                       By:
                          -------------------------------------------------
       Name:
      Title:

                       By:
                          -------------------------------------------------
       Name:
      Title:


                       HSBC BANK USA, as a Bank

                       By:
                          -------------------------------------------------
       Name:
      Title:


                       INTESABCI, NEW YORK BRANCH, as a Bank

                       By:
                          -------------------------------------------------
       Name:
      Title:

                       By:
                          -------------------------------------------------
       Name:
      Title:


                       BANCA POPOLARE DI MILANO, NEW YORK BRANCH, as a Bank

                       By:
                          -------------------------------------------------
       Name:
      Title:

                       By:
                          -------------------------------------------------
       Name:
      Title:

                       THE BANK OF NEW YORK, as a Bank

                       By:
                          -------------------------------------------------
       Name:
      Title:


                       BANK OF TOKYO-MITSUBISHI LTD., NEW YORK BRANCH, as a Bank

                       By:
                          -------------------------------------------------
       Name:
      Title:


                       BAYERISCHE LANDESBANK, CAYMAN ISLANDS BRANCH, as a Bank

                       By:
                          -------------------------------------------------
       Name:
      Title:

                       By:
                          -------------------------------------------------
       Name:
      Title:


                       CREDIT INDUSTRIEL ET COMMERCIAL, as a Bank

                       By:
                          -------------------------------------------------
       Name:
      Title:

                       By:
                          -------------------------------------------------
       Name:
      Title:

                       CREDIT SUISSE FIRST BOSTON, as a Bank

                       By:
                          -------------------------------------------------
       Name:
      Title:

                       By:
                          -------------------------------------------------
       Name:
      Title:


                       SUNTRUST BANK, as a Bank

                       By:
                          -------------------------------------------------
       Name:
      Title:


                       DEUTSCHE BANK AG, NEW YORK BRANCH AND/OR CAYMAN ISLANDS BRANCH, as a Bank

                       By:
                          -------------------------------------------------
       Name:
      Title:

                       By:
                          -------------------------------------------------
       Name:
      Title:

                       FIRST UNION NATIONAL BANK, as a Bank

                       By:
                          -------------------------------------------------
       Name:
      Title:

                       BANCA NAZIONALE DEL LAVORO S.P.A., NEW YORK BRANCH, as a Bank

                       By:
                          -------------------------------------------------
       Name:
      Title:

                       By:
                          -------------------------------------------------

       Name:
      Title:
                       THE FUJI BANK AND TRUST COMPANY, as a Bank

                       By:
                          -------------------------------------------------
       Name:
      Title:


                       THE DAI-ICHI KANGYO BANK, LTD., as a Bank

                       By:
                          -------------------------------------------------
       Name:
      Title:

                       UNICREDITO ITALIANO, as a Bank

                       By:
                          -------------------------------------------------
       Name:
      Title:


                       STATE BANK OF INDIA, as a Bank

                       By:
                          ------------------------------------------------------
       Name:
      Title:

By its signature each Guarantor hereby acknowledges and consents to the foregoing amendment and confirms its Company Guarantee or Subsidiary Guarantee, as the case may be.


                                         ARROW ELECTRONICS, INC.

                                         By: _______________________
                                               Name:
                                               Title:


                                         GATES/ARROW DISTRIBUTING, INC.

                                         By: _______________________
                                               Name:
                                               Title:


                                         MID RANGE OPEN COMPUTING ALLIANCE, INC.

                                         By: _______________________
                                               Name:
                                               Title:


                                         SUPPORT NET, INC.

                                         By: _______________________
                                               Name:
                                               Title: